Commitments and Contingencies	12 Months Ended
Sep. 30, 2013
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 15—Commitments and Contingencies

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments primarily include commitments to extend credit. These financial instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the statements of financial condition. The contract amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments. The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

The Company has the following outstanding commitments:

	September 30
	2013	2012
	(In thousands)
Commitments to originate loans, expiring in three months or less	$3,850	$839
Commitments under homeowners' equity lending program	6,619	6,633
Commitments under overdraft protection and commercial lines of credit	4,558	4,143

Total	$15,027	$11,615

At September 30, 2013, $900,000 in outstanding commitments to originate loans were at fixed rates ranging from 3.75% to 4.87% and $2,950,000 were at variable rates ranging from 4.25% to 4.75% at September 30, 2013. At September 30, 2012, all of the $839,000 in outstanding commitments to originate loans were at fixed rates ranging from 4.00% to 4.25.

At September 30, 2013 and 2012, undisbursed funds from approved lines of credit under a homeowners' equity lending program totaled $6,619,000 and $6,633,000, respectively. Interest rates are either fixed (ranging from 5.75% to 7.62% at September 30, 2013) or variable, based on the prime rate or prime minus 25 basis points adjusted on a monthly basis (ranging from 3.25% to 4.25% at September 30, 2013). At September 30, 2013 and 2012, unused overdraft protection and commercial lines of credits were $4.6 million and $4.1 million, respectively. Unless specifically cancelled by notice from the Company, these funds represent firm commitments available to the respective borrowers on demand.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the counterparty. Collateral held consists primarily of residential real estate, but may include income-producing commercial properties.

The Company also has, in the normal course of business, commitments for services and supplies. Management does not anticipate losses on any of these transactions.

The Company, in the ordinary course of business, becomes a party to litigation from time to time. In the opinion of management, the ultimate disposition of such litigation is not expected to have a material adverse effect on the financial position or results of operations of the Company.